                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 8, 2000
                                                          --------------



                     NorthPoint Communications Group, Inc.
                 --------------------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



    Delaware                                            52-2147716
 --------------                                   --------------------
(State or Other                                    (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                        303 Second Street, South Tower
                            San Francisco, CA 94107
                    ---------------------------------------
                             (Address of Principal
                              Executive Offices)


                                (415) 403-4003
                          --------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.   Other Events.
          -------------

          On August 8, 2000 NorthPoint Communications Group Inc. ("the Company"), issued two press releases announcing the transactions detailed in
Exhibit 99.1 and 99.2 hereto. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1 and Exhibit 99.2, with the Securities and Exchange Commission.

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ITEM 7.   Exhibits.
          ---------


     7(c) Exhibits
          --------

     *    99.1   Press Release of NorthPoint Communications Group, Inc. and
                    Verizon Communications, dated August 8, 2000
     *    99.2   Press Release of NorthPoint Communications Group, Inc., dated
                    August 8, 2000

     ___________________________

*    Filed herewith.

                                       3
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthPoint Communications Group, Inc.



Date:  August 8, 2000               By:     [/s/ Elizabeth A. Fetter]
                                         ---------------------------------
                                                Elizabeth A. Fetter
                                               Chief Executive Officer
                                               and President


Date:  August 8, 2000               By:     [/s/ Michael P. Glinsky]
                                         --------------------------------
                                                Michael P. Glinsky
                                               Executive Vice President
                                               and Chief Financial Officer

                                       4